SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.8.2

AMENDMENT TO THE GAS GATHERING AGREEMENT

This Amendment to the Gas Gathering Agreement dated effective November 10, 2010 (this “Amendment)” is entered into on the 1 day of June, 2013 and is made effective as of January 1, 2013 by and among (i) Magnolia Midstream Gas Services, L.L.C., an Oklahoma limited liability company (“Gatherer” ), (ii) Chesapeake Energy Marketing, Inc., an Oklahoma corporation (“CEMI”), (ii) Chesapeake Operating, Inc., an Oklahoma corporation (“COI”), (iv) Empress, L.L.C., an Oklahoma limited liability company (“Empress”), and (v) Chesapeake Louisiana L.P., an Oklahoma limited partnership ((“CLLP”), and together with Empress, the “CHK Producers”). CEMI, COI and the CHK Producers are referred to herein collectively as the “Producers.” Gatherer and Producers are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.	Gatherer and the Producers are parties to that certain Gas Gathering Agreement dated effective November 30, 2010 (“Agreement”);
B.

Section 5 (d) of Exhibit A of the Agreement indicates that Producers shall, at all times, be holders of Priority 1 Service with respect to all Producers’ Gas and MV Mitigation Gas received by Springridge Gathering System up to the capacity of the Springridge Delivery Points; and

C.	The Parties desire to add a new delivery point whereby the Producers shall be designated as Priority 2 Shipper.

AGREEMENT

In consideration of the foregoing and the mutual covenants contained in the Agreement and this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	The first sentence of Section 5(d) of Exhibit A of the Agreement is deleted and replaced in its entirety with the following:

Except as otherwise indicated on Schedule A2, Producers shall, at all times, be holders of Priority 1 Service with respect to all Producers’ Gas and MV Mitigation Gas received by the Springridge Gathering System up to the capacity of the Springridge Delivery Points, subject to Gatherer’s obligations under third party gas gathering agreements relating to the Springridge Gathering System under which Gatherer provides a similar level of service.

2.	Schedule A2 of the Agreement is deleted and replaced in its entirety with Schedule A2 attached to this Amendment as Exhibit A.
3.	Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, this agreement has been executed by the parties as of the date first written above.

Gatherer:
MAGNOLIA MIDSTREAM GAS SERVICES, L.L.C.
By:	/s/ Walter J. Bennett
Name:	Walter J. Bennett
Title:	Vice President – Operation
CEMI:
CHESAPEAKE ENERGY MARKETING, INC.
By:	/s/ James C. Johnson
Name:	James C. Johnson
Title:	President
CHK Producers:
EMPRESS, L.L.C.
	By:	/s/ James C. Johnson
	Name:	James C. Johnson
	Title:	SR.VP – Marketing
CHESAPEAKE LOUISIANA, L.P.
	By:	CHESAPEAKE OPERATING, INC.
Its General Operator
	By:	/s/ James C. Johnson
	Name:	James C. Johnson
	Title:	SR.VP – Marketing
CHESAPEAKE OPERATING, INC.
	By:	/s/ James C. Johnson
	Name:	James C. Johnson
	Title:	SR.VP – Marketing

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE A2

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GGS Number	CMO GGS	Meter Code	Meter Name	Counter Party	Counter Party Meter ID	Priorty Service Level
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